UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2010
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CHINA JO-JO DRUGSTORES, INC.
(Exact name of registrant as specified in Charter)
Nevada	333-147698	98-0557852
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
Room 507-513, 5th Floor, A Building, Meidu Plaza Gongshu District, Hangzhou, Zhejiang Province People’s Republic of China
(Address of Principal Executive Offices)

+86 (571) 88077078
(Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 9, 2010, the Registrant’s Articles of Incorporation was amended pursuant to a Certificate of Change Pursuant to Nevada Revised Statutes (“NRS”) 78.209 (the “Certificate of Change”) filed with the Nevada Secretary of State on April 6, 2010. The Certificate of Change was filed in connection with a 1-for-2 reverse stock split of the Registrant’s issued and outstanding common stock and a proportional decrease of the Registrant’s authorized common stock (the “Reverse Split”). A copy of the Certificate of Change is included as Exhibit 3.1 to this Current Report on Form 8-K. The Reverse Split had been previously authorized by the Registrant's board of directors on March 24, 2010.

Pursuant to the Reverse Split, each two (2) shares of the Registrant’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the record date of April 9, 2010 was automatically reclassified as and converted into one (1) share of the Registrant’s common stock, par value $0.001 per share. No fractional shares were issued. Further, the total number of authorized shares of common stock of the Registrant was decreased from 500,000,000 to 250,000,000 shares.

Prior to the Reverse Split, the Registrant’s common stock was quoted on the OTC Bulletin Board under the trading symbol “CJJD,” with the following CUSIP number: 16949A 107. In connection with the Reverse Split, the trading symbol for the Registrant’s common stock as quoted on the OTC Bulletin Board will temporarily be “CJJDD” for 20 business days commencing at the open of business on April 14, 2010, and revert back to “CJJD” thereafter. The new CUSIP number for the Registrant’s common stock is: 16949A 206.

Item 8.01	Other Events.

On April 14, 2010, the Registrant issued a press release regarding the Reverse Split, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description

3.1	Certificate of Change Pursuant to NRS 78.209 with an effective date of April 9, 2010
99.1	Press Release dated April 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

China Jo-Jo Drugstores, Inc.
Date:	April 14, 2010	(Registrant)

		By:	/s/ Bennet P. Tchaikovsky
Bennet P. Tchaikovsky
Chief Financial Officer